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                                                                    EXHIBIT 99.1

Exhibit 99.1   Section 906 Certification

STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K for the period ended December 31, 2002 (the "Form 10-K") of Eastern Virginia Bankshares, Inc. (the "Company"), I, Joe A. Shearin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

..    the Form 10-K fully complies with the requirements of Sections 13(a) of the
     Securities Exchange Act of 1934, as amended; and

..    the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-K.

By: /s/ Joe A. Shearin                                Date: March 20, 2003
    ------------------------
Joe A. Shearin
Chief Executive Officer

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